                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report - December 30, 1999

                              PREMIER BANCORP, INC.
             (Exact name of registrant as specified in its charter)



      Pennsylvania                   1-15513                    23-2921058
      ------------                   -------                    ----------
State or other jurisdiction     (Commission File              (IRS Employer
    of incorporation)                Number)              Identification Number)




        379 North Main Street
      Doylestown, Pennsylvania                                      18901
      ------------------------                                      -----
(Address of principal executive offices)                         (Zip Code)




       Registrant's telephone number including area code: (215) 345-5100
                                                         -----------------



                                       N/A
                                       ---
          (Former name or former address, if changed since last report)






                     Page 1 of 8 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 4




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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.

ITEM 5.           OTHER EVENTS.

                  Effective December 30, 1999, the Registrant's common stock began trading on The American Stock Exchange under the ticker symbol "PPA". The Registrant issued a press release, attached at Item 7(c) as Exhibit 99.1 concerning the same.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibits:

                           99.1 Press Release, of Registrant, dated December 30, 1999, re: Listing of common stock on AMEX.

                           99.2 Letter to Shareholders re: Listing of common stock on AMEX.

ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not Applicable.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PREMIER BANCORP, INC.
                                               (Registrant)


Dated:   January 7, 2000                       /s/  John C. Soffronoff
                                               ---------------------------------
                                               John C. Soffronoff, President and
                                               Chief Executive Officer
                                               (Principal Executive Officer)

                                  EXHIBIT INDEX


                                                                                                   Page Number
                                                                                                   in Manually
Exhibit                                                                                          Signed Original
-------                                                                                          ---------------
         99.1     Press Release, of Registrant, dated December 30, 1999,
                  re: Listing of common stock on AMEX.                                                  6

         99.2     Registrant's Letter to Shareholders re: Listing of common
                  stock on AMEX.                                                                        8